UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

TEL-INSTRUMENT ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road
East Rutherford, New Jersey 07073
(Address of principal executive offices)

(201) 933-1600
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 15, 2014, Tel-Instrument Electronics Corp. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”).

As of the close of business on December 12, 2013, the record date for the Annual Meeting, 3,247,287 shares of the Company’s common stock were outstanding and entitled to vote. At the Annual Meeting, 2,814,649, or approximately 87%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

The results of the voting at the Annual Meeting are as follows:

1.  The six nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Broker Non-Votes	Percentage Voted For
Steven A Fletcher	1,682,641	15,303	1,116,705	59.8%
George J. Leon	1,682,641	15,303	1,116,705	59.8%
Jeffrey C. O’Hara	1,682,641	15,303	1,116,705	59.8%
Robert A. Rice	1,682,641	15,303	1,116,705	59.8%
Robert H. Walker	1,682,641	15,303	1,116,705	59.8%

2.  The proposal to ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2014 was approved as follows:

Auditor	Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
BDO USA, LLP	2,814,406	0	0	243	99.9%

3. The proposal to cast a non-binding advisory vote to approve the compensation of the Company's named executive officers was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
1,676,827	21,068	1,116,705	49	59.6%

4. The proposal to cast a non-binding advisory vote to approve frequency of advisory votes on executive compensation was approved for one year as follows:

One Year	Two Years	Three Years	Broker Non-Votes	Votes Abstained	Percentage Voted For
1,694,988	2,439	368	1.116,705	149	60.2%

The Company has decided to hold future advisory votes on the compensation of our named executive officers every year until the occurrence of the next shareholder advisory vote on this matter.

Item 7.01 Regulation FD Disclosure.

The Company delivered a presentation to the shareholders at the Annual Meeting (the “Shareholder Presentation”). A copy of the Shareholder Presentation is attached to this current report on Form 8-K as Exhibit 99.1.

The information contained in the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.            Description

99.1	Shareholder Presentation*

* This Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the Securities and Exchange Commission pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: January 21, 2014	By:	/s/ Joseph P. Macaluso
Name: Joseph P. Macaluso
Title: Principal Accounting Officer